                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A


                      AMENDMENT TO APPLICATION OR REPORT
                 Filed pursuant to Section 12, 13 or 15(d) of
                     THE SECURITIES EXCHANGE ACT OF 1934


                     P.A.M. TRANSPORTATION SERVICES, INC.
        -------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                              AMENDMENT NO. ONE


         The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K (Event January 31, 1995) filed February 10, 1995.

                 (List all such items, financial statements,
                     exhibits or other portions amended)


Item 7.   Financial Statements and Exhibits

     (a)  Financial Statements of Businesses Acquired:

          CHOCTAW EXPRESS, INC. AND CHOCTAW BROKERAGE, INC.

             Independent Auditors' Report
             Combined Balance Sheet as of December 31, 1994
             Consolidated Statement of Income for the Year ended December 31,
                      1994
             Combined Statement of Cash Flows for the Year Ended December 31,
                      1994
             Notes to Combined Financial Statements

     (b)  Pro Forma Financial Information:

          P.A.M. TRANSPORTATION SERVICES, INC. PRO FORMA CONDENSED
               FINANCIAL INFORMATION (UNAUDITED)

               Introduction
               Pro Forma Condensed Consolidated Balance Sheet as of December
                      31, 1994
               Pro Forma Condensed Consolidated Statement of Income for the
                      Year Ended December 31, 1994
               Notes to Pro Forma Condensed Consolidated Financial Statements

                               TABLE OF CONTENTS




                                                                        PAGE NO.
                                                                        --------
(a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:

      CHOCTAW EXPRESS, INC. AND CHOCTAW BROKERAGE, INC.

           Independent Auditors' Report . . . . . . . . . . . . . . .     3
           Combined Balance Sheet as of December 31, 1994 . . . . . .     4
           Consolidated Statement of Income for the Year Ended
              December 31, 1994 . . . . . . . . . . . . . . . . . . .     5
           Combined Statement of Cash Flows for the Year Ended
              December 31, 1994 . . . . . . . . . . . . . . . . . . .     6
           Notes to Combined Financial Statements . . . . . . . . . .     7


(b)   PRO FORMA FINANCIAL INFORMATION:

      P.A.M. TRANSPORTATION SERVICES, INC. PRO FORMA
           CONDENSED FINANCIAL INFORMATION (UNAUDITED)

           Introduction . . . . . . . . . . . . . . . . . . . . . . .    11
           Pro Forma Condensed Consolidated Balance Sheet as of
              December 31, 1994 . . . . . . . . . . . . . . . . . . .    12
           Pro Forma Condensed Consolidated Statement of Income for
              the Year Ended December 31, 1994  . . . . . . . . . . .    13
           Notes to Pro Forma Condensed Consolidated Financial
              Statements  . . . . . . . . . . . . . . . . . . . . . .    14


                        Report of Independent Auditors

The Board of Directors and Shareholder
Choctaw Express, Inc.
Choctaw Brokerage, Inc.

We have audited the accompanying combined balance sheet of Choctaw Express, Inc. and Choctaw Brokerage, Inc. as of December 31, 1994, and the related combined statement of income and cash flows for the year then ended. These financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Choctaw Express, Inc. and Choctaw Brokerage, Inc. at December 31, 1994, and the combined results of their operations and their cash flows for the year then ended, in conformity with generally accepted accounting principles.

                                              ERNST & YOUNG LLP
Little Rock, Arkansas
March 24, 1995

              CHOCTAW EXPRESS, INC. AND CHOCTAW BROKERAGE, INC.

                            COMBINED BALANCE SHEET

                              December 31, l994



ASSETS
Current assets:
 Cash and cash equivalents                                           $  919,342
 Trade accounts receivable, net of allowance for
  doubtful accounts of $5,000                                         1,128,671
 Prepaid expenses                                                        22,978
 Income taxes refundable (Note 2)                                       129,092
                                                                     ----------
Total current assets                                                  2,200,083

Equipment (Note 1):
 Revenue equipment                                                      576,638
 Office furniture, equipment and vehicles                                96,153
                                                                     ----------
                                                                        672,791
 Allowances for depreciation                                           (240,992)
                                                                     ----------
                                                                        431,799
Total assets                                                         $2,631,882
                                                                     ==========


LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities:
 Trade accounts payable                                              $  524,283
 Accrued expenses                                                       129,783
                                                                     ----------
Total current liabilities                                               654,066

Deferred income taxes (Note 2)                                           60,431

Commitments and contingencies (Notes 3, 4, 5, and 6)

Shareholder's equity (Note 1):
 Common stock                                                             1,500
 Retained earnings                                                    2,783,701
 Less treasury stock                                                   (867,816)
                                                                     ----------
Total shareholder's equity                                            1,917,385
                                                                     ----------
Total liabilities and shareholder's equity                           $2,631,882
                                                                     ==========



See accompanying notes.

               CHOCTAW EXPRESS, INC. AND CHOCTAW BROKERAGE, INC.

                       CONSOLIDATED STATEMENT OF INCOME

                         Year Ended December 31, 1994




Operating revenues (Note 1)                         $12,140,607
Operating expenses and costs:
 Salaries, wages and benefits                         4,237,728
 Operating supplies and expenses                      2,197,652
 Rents and purchased transportation                   3,609,558
 Depreciation                                            69,791
 Operating taxes and licenses                           251,362
 Insurance and claims                                   697,614
 Communications and utilities                            76,210
 Other                                                  194,207
 Gain on sale of property and equipment                  (3,209)
                                                    -----------
                                                     11,330,913
                                                    -----------
Operating income                                        809,694

Interest income                                          36,259
                                                    -----------
Income before income taxes                              845,953
Federal and state income taxes:
 Current                                                321,146
 Deferred                                                 4,613
                                                    -----------
                                                        325,759
                                                    -----------
Net income                                          $   520,194
                                                    ===========


See accompanying notes.

               CHOCTAW EXPRESS, INC. AND CHOCTAW BROKERAGE, INC.

                       COMBINED STATEMENT OF CASH FLOWS

                         Year ended December 31, 1994


OPERATING ACTIVITIES
Net income                                                                          $ 520,194
Adjustments to reconcile net income to net cash provided
 by operating activities:
  Depreciation                                                                         69,791
  Provision for doubtful accounts                                                       5,592
  Provision for deferred income taxes                                                   4,613
  Gain on sale or disposal of property and equipment                                   (3,209)
  Changes in operating assets and liabilities:
   Accounts receivable                                                               (285,074)
   Note receivable from shareholder                                                   151,000
   Prepaid expenses                                                                   (18,678)
   Prepaid income taxes                                                              (198,572)
   Trade accounts payable                                                              89,464
   Accrued expenses                                                                    59,700
                                                                                    ---------
Net cash provided by operating activities                                             394,821
INVESTING ACTIVITIES
Purchases of property and equipment                                                   (63,236)
Proceeds from sale or disposal of property and equipment                               12,501
                                                                                    ---------
Net cash used in investing activities                                                 (50,735)
FINANCING ACTIVITIES
Treasury stock reacquired                                                            (175,000)
                                                                                    ---------
Net cash used in financing activities                                                (175,000)
                                                                                    ---------
Net increase in cash and cash equivalents                                             169,086
Cash and cash equivalents at beginning of year                                        750,256
                                                                                    ---------
Cash and cash equivalents at end of year                                            $ 919,342
                                                                                    =========


See accompanying notes.

               CHOCTAW EXPRESS, INC. AND CHOCTAW BROKERAGE, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                                December 31, 1994

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

DESCRIPTION OF BUSINESS AND COMBINED FINANCIAL STATEMENTS

Choctaw Express, Inc. ("Choctaw Express") operates as a truckload motor carrier, providing transportation services. Choctaw Brokerage, Inc., ("Choctaw Brokerage") owns and leases equipment to Choctaw Express. Choctaw Express and Choctaw Brokerage are related due to common ownership.

The combined financial statements include the accounts of Choctaw Express and Choctaw Brokerage (the "Companies"). All material intercompany transactions and accounts have been eliminated.

Information regarding the Companies' common stock structure as of December 31, 1994 is as follows:

                                                SHARES
                                ---------------------------------------------------
                    PAR VALUE   AUTHORIZED   ISSUED   TREASURY STOCK   OUTSTANDING
                    ---------------------------------------------------------------
Choctaw Express         $1          500        500         (320)           180
Choctaw Brokerage        1        1,000      1,000         (574)           426

CASH AND CASH EQUIVALENTS

The Companies consider all highly liquid investments with a maturity of these months or less when purchased to be cash equivalents.

REVENUE RECOGNITION

Choctaw Express recognizes revenue at the time of goods are picked up from the shipper. There is no material difference in this method and the percentage of completion method.

EQUIPMENT

Equipment is recorded at cost. For financial reporting purposes, the cost of such equipment is depreciated over its useful life, which is estimated to be from three to ten years, by the straight-line method.

               CHOCTOW EXPRESS, INC. AND CHOCTAW BROKERAGE, INC.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

INCOME TAXES

Income taxes in the accompanying combined financial statements have been provided in accordance with the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("FAS 109"). Under FAS 109, the liability method is used in accounting for income taxes. Under this method, deferred income taxes relate principally to the timing of depreciation and to temporary differences in the recognition of certain expenses of operations.

CONCENTRATIONS OF CREDIT RISK AND SIGNIFICANT CUSTOMERS

Choctaw Express operates in one business segment, motor carrier operations. One company, General Motors Corporation, accounts for substantially all of the Company's sales. The Company maintains reserves for potential credit losses and such losses have not been significant.

2. INCOME TAXES

The provision for income taxes consists of the following:

                                                              1994
                                                            --------
       Current:
        Federal                                             $275,427
        State                                                 45,719
                                                            --------
                                                             321,146

       Deferred:
         Federal                                               3,921
         State                                                   692
                                                            --------
                                                               4,613
                                                            --------
                                                            $325,759
                                                            ========

               CHOCTAW EXPRESS, INC. AND CHOCTAW BROKERAGE, INC.

2. INCOME TAXES (continued)

Deferred tax assets and liabilities consist of the following as of December 31, l994:

                                                      1994
                                                    --------
     Deferred tax liabilities
      Basis difference on equipment                 $(89,733)

     Defined tax assets:
      Accrued expenses                                27,417
      Allowance for doubtful accounts                  1,885
                                                    --------
     Net deferred tax liabilities                   $(60,431)
                                                    ========


A reconciliation between the effective income tax rate and the statutory federal income tax rate is presented in the following table:

     Income tax at statutory federal rate of 34%     $287,624

     Federal income tax effect of:
      State income taxes                              (15,779)
      Other nondeductible expenses                      7,504
                                                     --------
     Federal income taxes                             279,349
     State income taxes                                46,410
                                                     --------
     Total income taxes                              $325,759
                                                     ========
     Effective tax rate                                  38.5%
                                                     ========


Income taxes paid totaled $430,000 for the year ended December 31, 1994.

3. PROFIT SHARING PLAN

In 1994, the Companies began sponsoring a profit sharing plan for the benefit of all eligible employees. The plan is intended to qualify under Section 401(k) of the Internal Revenue Code thereby allowing eligible employees to make tax deductible contributions to the plan. The plan provides for annual employer matching contributions of 50% of the contribution of eligible employees, up to a 3% matching.

In 1994, the Companies' matching contributions to the plan were $13,531.

               CHOCTAW EXPRESS, INC. AND CHOCTAW BROKERAGE, INC.

4. RELATED PARTY TRANSACTIONS

In 1994, the President and former sole shareholder of the Companies paid a note receivable to Choctaw Brokerage in the amount of $151,000.

5. COMMITMENTS AND CONTINGENCIES

Choctaw Express has a $60,000 unused letter of credit with a bank which expires December 31, 1995.

Choctaw Express leases equipment under operating lease agreements. Approximate minimum payments under noncancelable leases for tractors is as follows:
1995--$187,000; 1996--$146,000; and 1997--$72,000.

The Company also rents transportation equipment under short term leases of one year or less. Total expense under such leases for 1994 amounted to approximately $2,800,000.

The Companies are not a party to any pending legal proceedings which management believes to be material to the financial condition of the Companies. The Companies maintain liability insurance against risks arising from the normal course of its business.

6. SUBSEQUENT EVENT

On January 31, 1995, P.A.M. Transportation Services, Inc. acquired substantially all of the assets and liabilities of the Companies for approximately $2.5 million, subject to closing audit adjustments. Also, the sole shareholder of the Companies entered into a five year noncompete agreement and will receive $325,000 per year under this agreement.

                     P.A.M. TRANSPORTATION SERVICES, INC.
                       PRO FORMA FINANCIAL INFORMATION


On January 31, 1995, P.A.M. Transportation Services, Inc. (the "Company") consummated the purchase of all the stock of Choctaw Express, Inc. and Choctaw Brokerage, Inc. (collectively the "Choctaw Group").

The following pro forma condensed consolidated statement of income for the year ended December 31, 1994 and the pro forma condensed consolidated balance sheet as of December 31, 1994 are unaudited and have been prepared on a pro forma basis to give effect to the Choctaw Acquisition. The pro forma condensed consolidated statement of income for the year ended December 31, 1994 gives effect to the Choctaw Acquisition as if it had occurred on January 1, 1994.
The pro forma condensed consolidated balance sheet has been prepared to give effect to the Choctaw Acquisition as if it occurred on December 31, 1994.

The pro forma statements do no purport to represent what the Company's results of operations or financial condition for the indicated periods or date would actually have been had the Choctaw Acquisition occurred on the aforementioned dates, or to project the Company's results of operations for any future periods. The pro forma adjustments are based upon currently available information and upon certain assumptions that management believes are reasonable under the circumstances.

                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                           As of December 31, 1994



                                                       P.A.M.
                                                   TRANSPORTATION      CHOCTAW
                                                   SERVICES, INC.       GROUP          ADJUSTMENTS            PRO FORMA
                                                    (Historical)     (Historical)
- --------------------------------------------------------------------------------------------------           -----------
Current Assets:
Cash and cash equivalents                           $ 4,077,854       $  919,342       $  (590,000)(2)       $ 4,407,196
Accounts receivable
     Trade                                            8,498,364        1,128,671                               9,627,035
     Other                                              481,986                                                  481,986
Equipment held for resale                             1,164,262                                                1,164,262
Prepaid expenses                                      2,870,033           22,978                               2,893,011
Investment in direct financing lease                    622,790                                                  622,790
Income taxes refundable                                 154,313          129,092                                 283,405
Other                                                   578,679                                                  578,679
                                                    ----------------------------------------------           -----------
Total current assets                                 18,448,281        2,200,083          (590,000)           20,058,364

Property, plant and equipment, net                   44,983,579          431,799            59,384 (1)        45,474,762
Goodwill, net                                           602,214                            577,900 (2)         1,180,114
Other assets                                          1,289,824                          1,374,000 (3)         2,663,824
                                                    ----------------------------------------------           -----------
Total assets                                        $65,323,898       $2,631,882       $ 1,421,284           $69,377,064
                                                    ==============================================           ===========

Current liabilities:
Trade accounts payable                              $ 4,983,179       $  524,283       $    --               $ 5,507,462
Accrued expenses                                      2,456,504          129,783            --                 2,586,287
Deferred income taxes                                   368,866                             --                   368,866
Current portion of long-term debt                    10,358,442                                               10,358,442
                                                    ----------------------------------------------           -----------
Total current liabilities                            18,166,991          654,066                 0            18,821,057

Long-term debt, less current portion                 32,206,125                          1,940,915 (2)        34,147,040
Deferred income taxes                                 1,917,198           60,431            23,754 (1)         2,001,383
Other liabilities                                                                        1,374,000 (3)         1,374,000

Shareholders' equity:
Common stock                                             49,379            1,500            (1,500)(2)            49,379
Additional paid-in capital                           13,123,241                                               13,123,241
Accumulated deficit                                    (139,036)       2,783,701        (2,783,701)(2)          (139,036)
Less treasury stock                                                     (867,816)          867,816 (2)
                                                    ----------------------------------------------           -----------
Total shareholders' equity                           13,033,584        1,917,385        (1,917,385)           13,033,584

Total liabilities and shareholders' equity          $65,323,898       $2,631,882       $ 1,421,284           $69,377,064
                                                    ==============================================           ===========

See notes to pro forma condensed consolidated financial statements.

             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                         Year Ended December 31, 1994




                                                 P.A.M.
                                             TRANSPORTATION         CHOCTAW
                                             SERVICES, INC.          GROUP          ADJUSTMENTS           PRO FORMA
                                              (Historical)       (Historical)
- ----------------------------------------      ------------------------------------------------           -----------
Operating revenues                            $76,147,103         $12,140,607        $    --             $88,287,710
Operating expenses and costs                   67,175,292          11,330,913           19,795 (1)        78,820,263
                                                                                       275,000 (3)
                                                                                        19,263 (4)
                                              ------------------------------------------------           -----------
Operating income                                8,971,811             809,694         (314,058)            9,467,447

Other (income) expenses-net                     2,737,959             (36,259)         160,902 (5)         2,962,602
                                                                                       100,000 (3)
                                              ------------------------------------------------           -----------
Income before income taxes                      6,233,852             845,953         (574,960)            6,504,845

Provision for income taxes                      2,493,542             325,759         (234,968)(6)         2,584,333
                                              ------------------------------------------------           -----------
Net income                                    $ 3,740,310         $   520,194        $(339,992)          $ 3,920,512
                                              ================================================           ===========
Net income per common share (primary)         $      0.50                                                $      0.52
                                              ===========                                                ===========
Average common and common equivalent
shares outstanding                              7,520,027                                                  7,520,027
                                              ===========                                                ===========

See notes to pro forma condensed consolidated financial statements.

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(1) Reflects write-up ($59,384) of certain equipment to fair market value, deferred income taxes ($23,754) related to the write-up and depreciation($19,795).


(2) Reflects the allocation of the estimated purchase price ($2,530,915). The purchase was funded through cash ($590,000) and borrowings under line of credit agreement ($1,940,915). The purchase price will be subject to certain closing audit adjustments. The preliminary purchase price allocation is as follows:

             Current assets                  $2,200,083
             Property, plant and equipment      491,183
             Goodwill                           577,900
             Current liabilities               (654,066)
             Deferred income taxes              (84,185)
                                             ----------
                                              2,530,915
                                             ==========


(3) Reflects intangible asset, related liability, amortization and interest on noncompete agreement; $1,625,000 payable in five annual installments, each in the amount of $325,000. The agreement has been discounted at an assumed rate of 8.29% for a present value of approximately $1,374,000. The first payment is due six months after closing date (1/31/95).


(4) Reflects amortization of goodwill recorded on the Choctaw Acquisition; $577,900 over 30 years.


(5) Reflects interest on funds borrowed to finance the Choctaw Acquisition; $1,940,915 at an assumed rate of 8.29%.


(6) Reflects adjustment of income tax expense at the marginal tax rate of 40% for the effect of the pro forma adjustments.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                P.A.M. TRANSPORTATION SERVICES, INC.



Date:     April 14, 1995               By:  /s/ Larry J. Goddard
     ----------------------               ----------------------
                                          Larry J. Goddard
                                          Vice President Finance





                                      -15-